                                                                   EXHIBIT 10.5

                         W. R. GRACE & CO. ("COMPANY")

                           NONSTATUTORY STOCK OPTION

         Under the W. R. Grace & Co. 1998 Stock Incentive Plan ("Plan")


                  Granted To:
                  Date of Grant:                  April 1, 1998
                  Expiration Date:                March 31, 2008


         In accordance with the Plan (a copy of which is attached), you have
been granted an Option to purchase      shares of Common Stock, as defined in
the Plan ("Option"), upon the following terms and conditions:

         (1) The purchase price is $19.4688 per share.

         (2) Subject to the other provisions hereof, this Option shall become exercisable as follows:

                            shares on April 2, 1999
                            shares on April 2, 2000
                            shares on April 2, 2001

         Once exercisable, an installment may be exercised at any time, in whole or in part, until the expiration or termination of this Option.

         (3) This Option shall not be treated as an Incentive Stock Option (as such term is defined in the Plan.)

         (4) This Option may be exercised only by serving written notice on the Treasurer of the Company or his designee. The purchase price shall be paid in cash or, with the permission of the Company (which may be subject to certain conditions), in shares of Common Stock or in a combination of cash and such shares (see section 6(a) of the Plan).

         (5) Neither this Option nor and any right thereunder nor any interest therein may be assigned or transferred by you, except by will or the laws of descent and distribution. This Option is exercisable during your lifetime only by you. If you cease to serve the Company or a Subsidiary (as defined in the Plan), this Option shall terminate as provided in section 6(d) of the Plan, subject, however, to the following:


THIS DOCUMENT CONSTITUTES PART OF A
PROSPECTUS COVERING SECURITIES THAT
HAVE BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933.

              (a) In the event you should become incapacitated or die and neither you nor your legal representative(s) or other person(s) entitled to exercise this Option exercise this Option to the fullest extent possible on or before its termination, the Company shall pay you, your legal representative(s) or such other person(s), as the case may be, an amount of money equal to the Fair Market Value (as defined under the Plan) of any shares remaining subject to this Option on the last date it could have been exercised, less the aggregate purchase price of such shares.

              (b) Notwithstanding any provision of the Plan, in the event (i) you voluntarily retire under a retirement plan of the Company or a Subsidiary prior to the date on which the first installment of this Option becomes exercisable and (ii) you do not continue to serve the Company or a Subsidiary until such date, this Option shall terminate as of the date you cease to serve.

         (6) If you are or become an employee of a Subsidiary, the Company's obligations hereunder shall be contingent on the Subsidiary's agreement that
(a) the Company may administer this Plan on its behalf and, (b) upon the exercise of this Option, the Subsidiary will purchase from the Company the shares subject to the exercise at their Fair Market Value on the date of exercise, such shares to be then transferred by the Subsidiary to you upon your payment of the purchase price to the Subsidiary. Where appropriate, such approval and agreement of the Subsidiary shall be indicated by its signature below. The provisions of this paragraph and the obligations of the Subsidiary so undertaken may be waived by the Company, in whole or in part, at any time or from time to time.

         (7) The Plan is hereby incorporated by reference. Terms defined in the Plan shall have the same meaning herein. This Option is granted subject to the Plan and shall be construed in conformity with the Plan.

                                            W. R. GRACE & CO.

                                            By /s/ A. J. Costello
                                              ---------------------------------
                                              A. J. Costello, Chairman,
                                              President and CEO
Approved and Agreed to:*

----------------------------------
       (Name of Subsidiary)

By
  --------------------------------
       (Authorized Officer)
                                            RECEIPT ACKNOWLEDGED:


                                            -----------------------------------

* This will be completed only if you are or become an employee of a Subsidiary.

                         W. R. GRACE & CO. ("COMPANY")

                           NONSTATUTORY STOCK OPTION

         Under the W. R. Grace & Co. 1998 Stock Incentive Plan ("Plan")


                  Granted To:
                  Date of Grant:                  April 1, 1998
                  Expiration Date:                March 31, 2008


         In accordance with the Plan (a copy of which is attached), you have
been granted an Option to purchase       shares of Common Stock, as defined in
the Plan ("Option"), upon the following terms and conditions:

         (1) The purchase price is $19.4688 per share.

         (2) Subject to the other provisions hereof, this Option shall become exercisable as follows:

                            shares on April 2, 1999
                            shares on April 2, 2000
                            shares on April 2, 2001

         Once exercisable, an installment may be exercised at any time, in whole or in part, until the expiration or termination of this Option.

         (3) This Option shall not be treated as an Incentive Stock Option (as such term is defined in the Plan.)

         (4) This Option may be exercised only by serving written notice on the Treasurer of the Company or his designee. The purchase price shall be paid in cash or, with the permission of the Company (which may be subject to certain conditions), in shares of Common Stock or in a combination of cash and such shares (see section 6(a) of the Plan).

         (5) Neither this Option nor and any right thereunder nor any interest therein may be assigned or transferred by you, except by will or the laws of descent and distribution. This Option is exercisable during your lifetime only by you. If you cease to serve the Company or a Subsidiary (as defined in the Plan), this Option shall terminate as provided in section 6(d) of the Plan, subject, however, to the following:


THIS DOCUMENT CONSTITUTES PART OF A
PROSPECTUS COVERING SECURITIES THAT
HAVE BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933.

              (a) In the event you should become incapacitated or die and neither you nor your legal representative(s) or other person(s) entitled to exercise this Option exercise this Option to the fullest extent possible on or before its termination, the Company shall pay you, your legal representative(s) or such other person(s), as the case may be, an amount of money equal to the Fair Market Value (as defined under the Plan) of any shares remaining subject to this Option on the last date it could have been exercised, less the aggregate purchase price of such shares.

              (b) Notwithstanding any provision of the Plan, you will have a period of three years after your voluntary retirement under a retirement plan of the Company or a Subsidiary during which you may exercise this Option; however, only the installment(s) that are otherwise exercisable on the date of retirement may be exercised in the event of your voluntary retirement. Any remaining installment(s) will be terminated.

              (c) Notwithstanding any provision of the Plan, in the event (i) you voluntarily retire under a retirement plan of the Company or a Subsidiary prior to the date on which the first installment of this Option becomes exercisable and (ii) you do not continue to serve the Company or a Subsidiary until such date, this Option shall terminate as of the date you cease to serve.

         (6) If you are or become an employee of a Subsidiary, the Company's obligations hereunder shall be contingent on the Subsidiary's agreement that
(a) the Company may administer this Plan on its behalf and, (b) upon the exercise of this Option, the Subsidiary will purchase from the Company the shares subject to the exercise at their Fair Market Value on the date of exercise, such shares to be then transferred by the Subsidiary to you upon your payment of the purchase price to the Subsidiary. Where appropriate, such approval and agreement of the Subsidiary shall be indicated by its signature below. The provisions of this paragraph and the obligations of the Subsidiary so undertaken may be waived by the Company, in whole or in part, at any time or from time to time.

         (7) The Plan is hereby incorporated by reference. Terms defined in the Plan shall have the same meaning herein. This Option is granted subject to the Plan and shall be construed in conformity with the Plan.

                                            W. R. GRACE & CO.

                                            By /s/ A. J. Costello
                                              ---------------------------------
                                              A. J. Costello, Chairman,
                                              President and CEO
Approved and Agreed to:*


----------------------------------
        (Name of Subsidiary)
By                                          RECEIPT ACKNOWLEDGED:
  --------------------------------
        (Authorized Officer)
                                            -----------------------------------

* This will be completed only if you are or become an employee of a Subsidiary.